UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2011
(July 14, 2011)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33456 (Commission File Number)	20-1198142 (IRS Employer Identification No.)

29TH Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic of China 100020
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  86-10-85653777

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011, Orsus Xelent Technologies, Inc. (the “Company”) received a letter from NYSE Amex LLC (the “Exchange”) indicating that the Company was not in compliance with (i) Section 1003(a)(i) of the Exchange’s Company Guide (the “Company Guide”) since the Company had reported stockholders’ equity of less than $2 million at December 31, 2010 and losses from continuing operations and net losses in its two most recent fiscal years ended December 31, 2010; (ii) Section 1003(a)(iv) of the Company Guide since it had sustained losses which were so substantial in relation to its overall operations or its existing financial resources, or its financial condition had become so impaired that it appeared questionable, in the opinion of the Exchange, as to whether the Company would be able to continue operations and/or meet its obligations as they mature; and (iii) Section1003(f)(v) of the Company Guide, since, due to its low selling price, the Company's common stock was not suitable for auction market trading.

The Company subsequently submitted a plan to the Exchange addressing how it intended to regain compliance with Sections 1003(a)(iv) and 1003(f)(v) by July 21, 2011 and Section 1003(a)(i) by October 21, 2011.

On July 14, 2011, the Company received a letter the Exchange confirming the intent of the Exchange to strike the Company’s common stock from the Exchange by filing a delisting application with the SEC, pursuant to Section 1009(d) of the Company Guide.  The staff of the Exchange determined that the Company did not make a reasonable demonstration of its ability to regain compliance with Section 1003(a)(iv) of the Company Guide by July 21, 2011.

The Company has until July 21, 2011 to submit a request to the Exchange for a hearing to appeal the delisting determination.  The Company intends to timely request a hearing to appeal the determination of the Exchange.

Item 8.01    Other Items.

On July 20, 2011, the Company issued a press release with respect to the notification.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1                      Press Release of Orsus Xelent Technologies, Inc., dated July 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2011

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Hua Chen
Name: Hua Chen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Orsus Xelent Technologies, Inc., dated July 20, 2011